UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 14, 2006

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 14, 2006, Lehman Brothers Holdings Inc. (the “Registrant”) issued a press release with respect to its earnings for its most recently completed fiscal quarter (the “Earnings Release”).

The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 99.1	Press Release Relating to Earnings

Selected Statistical Information At or for the Quarter and Year Ended, November 30, 2006 (Preliminary and Unaudited)

Consolidated Statement of Income Quarter Ended November 30, 2006 (Preliminary and Unaudited)

Consolidated Statement of Income Year Ended November 30, 2006 (Preliminary and Unaudited)

Segment Net Revenue Information Quarter and Year Ended November 30, 2006 (Preliminary and Unaudited)

Reconciliation of Average Common Stockholders’ Equity to Average Tangible Common Stockholders’ Equity (Preliminary and Unaudited)

Assets under Management At, and for the Quarter and Year Ended, November 30, 2006 (Preliminary and Unaudited)

Gross Leverage and Net Leverage Calculations (Preliminary and Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

Date: December 14, 2006	By:	/s/ Christopher M. O’Meara
Christopher M. O’Meara
Chief Financial Officer and Controller
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1	Press Release Relating to Earnings

Selected Statistical Information At or for the Quarter and Year Ended, November 30, 2006 (Preliminary and Unaudited)

Consolidated Statement of Income Quarter Ended November 30, 2006 (Preliminary and Unaudited)

Consolidated Statement of Income Year Ended November 30, 2006 (Preliminary and Unaudited)

Segment Net Revenue Information Quarter and Year Ended November 30, 2006 (Preliminary and Unaudited)

Reconciliation of Average Common Stockholders’ Equity to Average Tangible Common Stockholders’ Equity (Preliminary and Unaudited)

Assets under Management At, and for the Quarter and Year Ended, November 30, 2006 (Preliminary and Unaudited)

Gross Leverage and Net Leverage Calculations (Preliminary and Unaudited)